UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2019

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)
(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement

Indenture and Supplemental Indenture Relating to the Exchange Notes

As previously announced, on September 12, 2019, PDL BioPharma, Inc. (the “Company”) entered into separate, privately negotiated agreements (the “Exchange Agreements”) with a limited number of holders of the Company’s 2.75% Convertible Senior Notes due 2021 (the “Existing Notes”) to exchange an aggregate of approximately $86.1 million principal amount of Existing Notes for (i) an aggregate of approximately $86.1 million original principal amount of new 2.75% Exchange Convertible Senior Notes due 2024 (the “Exchange Notes”); and (ii) an aggregate of $6.0 million in cash (such transactions, collectively, the “Exchange”). The Company did not receive any cash proceeds from the issuance of the Exchange Notes.

On September 17, 2019 the Company closed the previously announced Exchange. In connection with the Exchange, the Company entered into an Indenture, dated September 17, 2019, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as supplemented by a supplemental indenture, thereto, dated as of September 17, 2019 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Supplemental Indenture” ).

A description of the Base Indenture and Supplemental Indenture is set forth in in Item 1.01 of the Current Report on Form 8-K filed by the Company on September 13, 2019 regarding the Exchange, and is incorporated herein by reference.

A copy of the Indenture and a copy of the Supplemental Indenture are attached hereto as Exhibit 4.1, and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Exchange is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Exchange is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Exchange is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated September 17, 2019, between PDL, BioPharma, Inc., as Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Supplemental Indenture, dated September 17, 2019 by and between PDL BioPharma, Inc., as Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Dominique Monnet
Dominique Monnet
President and Chief Executive Officer

Dated: September 17, 2019

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated September 17, 2019, between PDL, BioPharma, Inc., as Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Supplemental Indenture, dated September 17, 2019 by and between PDL BioPharma, Inc., as Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee